UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2008

The J. M. Smucker Company

(Exact name of registrant as specified in its charter)

Ohio	1-5111	36-0538550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strawberry Lane, Orrville, Ohio	44667-0280
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2008, The J. M. Smucker Company (the “Company”) issued $376,000,000 in aggregate principal amount of 6.63% Senior Notes due 2018 and $24,000,000 in aggregate principal amount of its 6.12% Senior Notes due 2015 (collectively, the “Notes”) to certain institutional investors in a private placement pursuant to a Note Purchase Agreement (the “Agreement”), by and among the Company and the purchasers party thereto. The Notes rank equal with all other senior unsecured debt of the Company.

The Agreement contains customary covenants that require compliance with certain financial covenants and limit the Company’s ability, among other things, to incur liens on assets, merge or consolidate with other persons, transfer or sell a substantial part of its assets, substantially change the nature of its business or enter into transactions with affiliates. The Agreement also contains events of default, customary for such financings, the occurrence of which will permit the holders of the Notes to accelerate the amounts due thereunder. Holders of the Notes will also have the option to require the Company to prepay the Notes upon a change in control of the Company.

The entire unpaid principal balance of the Notes will be due and payable on the respective maturity dates of the Notes with interest due and payable semi annually on the first day of November and May of each year. The Company may prepay at any time all or part of the Notes at 100 percent of the principal amount thereof, together with accrued and unpaid interest, plus any applicable make-whole amount.

A portion of the proceeds from the sale of the Notes will be used to fund costs related to the previously announced proposed transaction with The Folgers Coffee Company (the “Transaction”) including (i) the special dividend of $5 per share to be paid to the Company’s shareholders who were shareholders of record on September 30, 2008 and (ii) for general corporate purposes as determined by the Company.

This Form 8-K contains forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by those forward-looking statements. The projected financial data included in this presentation assume the successful completion of the Folgers transaction and reflect numerous estimates and assumptions relating to, among other things, the ability of The Company to successfully operate The Procter and Gamble Company’s (“P&G”) coffee business (the “Coffee Business”) outside of P&G and the Company’s existing business operations and are subject to significant economic, industry and competitive uncertainties, including those risk factors referenced below, and, accordingly, such data may not be indicative of future results. You should understand that the risks, uncertainties, factors and assumptions listed and discussed in this Form 8-K, including the following important factors and assumptions, could affect the future results of the Company following the transactions between P&G and the Company described in the definitive proxy materials of the Company dated September 3, 2008 (the “Proxy Materials”) and Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-152451) filed by the Company with the Securities and Exchange Commission on October 8, 2008 (the “Registration Statement”) and could cause actual results to differ materially from those expressed in the forward-looking statements: (i) volatility of commodity markets from which raw materials, particularly corn, wheat, peanuts, soybean oil, milk and green coffee beans, are procured and the related impact on costs; (ii) the successful integration of the Coffee Business with the Company’s business, operations and culture and the ability to realize synergies and other potential benefits of the Transactions within the time frames currently contemplated; (iii) crude oil price trends and their impact on transportation, energy, and packaging costs; (iv) the ability to successfully implement price changes; (v) the success and cost of introducing new products and the competitive response; (vi) the success and cost of marketing and sales programs and strategies intended to promote growth in the Company’s businesses, which will include the Coffee Business after the completion of the Transactions; (vii) general competitive activity in the market, including competitors’ pricing practices and promotional spending levels; (viii) the concentration of certain of the Company’s businesses, which will include the Coffee Business after the completion of the Transactions, with key customers and the ability to manage and maintain key customer relationships; (ix) the loss of significant customers or a substantial reduction in orders from these customers or the bankruptcy of any such customer; (x) changes in consumer coffee preferences, and other factors affecting the Coffee Business, which will represent a substantial portion of the Company’s business after the completion of the Transactions; (xi) the ability of the Company and Folgers to obtain any required financing; (xii) the timing and amount of the Company’s capital expenditures, restructuring, and merger and integration costs; (xiii) the outcome of current and future tax examinations and other tax matters, and their related impact on the Company’s tax positions; (xiv) foreign currency and interest rate fluctuations; (xv) other factors affecting share prices and capital markets generally; and (xvi) the other factors described under “Risk Factors” in the Registration Statement filed by the Company with the Securities and Exchange Commission and in the other reports and statements filed by the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the Proxy Materials.

You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information presented in this Form 8-K. None of the Company, any other person or any of their respective advisors assumes any obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Additional Information

The Company and The Folgers Coffee Company (“Folgers”) have filed registration statements with the U. S. Securities and Exchange Commission (“SEC”) registering the shares of Folgers common stock and the Company’s common shares to be issued to P&G shareholders in connection with the Folgers transaction. In connection with the exchange offer for the shares of common stock of Folgers, P&G filed on October 8, 2008 a tender offer statement with the SEC. P&G shareholders are urged to read the prospectus included in the registration statements, the tender offer statement and any other relevant documents, because they contain important information about the Company, Folgers and the proposed transaction. The prospectus, tender offer statement and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. The documents can also be obtained free of charge from P&G upon written request to The Procter and Gamble Company, Shareholder Services Department, P.O. Box 5572, Cincinnati, Ohio 45201-5572 or by calling (800) 742-

6253, or from Smucker upon written request to The J. M. Smucker Company, Shareholder Relations, Strawberry Lane, Orrville, Ohio 44667 or by calling (330) 684-3838.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: October 23, 2008	By:	/s/ M. Ann Harlan
M. Ann Harlan Vice President, General Counsel and Secretary